EXHIBIT 23



              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-21483) pertaining to the Terex Corporation Incentive Stock Option Plan of our report dated August 22, 1995, with respect to the combined financial statements of PPM S.A. and Legris Industries, Inc. included in Amendment No. 1 to Form 8-K/A dated August 28, 1995.


                                                  ERNST & YOUNG LLP


Greenville, South Carolina
August 28, 1995